UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 19, 2019

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

(Exact name of registrant as specified in its charter)

MARYLAND	001-33177	22-1897375
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3499 Route 9N, Suite 3D, Freehold, NJ	07728
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (732) 577-9996

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MNR	New York Stock Exchange
6.125% Series C Cumulative Redeemable Preferred Stock	MNR-PC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 19, 2019, Monmouth Real Estate Investment Corporation (the “Company”) and Kevin Miller, the Company’s Chief Financial Officer, entered into an Amended and Restated Employment Agreement (the “Amended Agreement”) to amend Mr. Miller’s Employment agreement that was originally effective on January 1, 2019. The Amended Agreement eliminates the “single-trigger” severance provisions by modifying the circumstances under which a termination severance package would be paid to Mr. Miller. Under the Amended Agreement, a severance package will only be paid to Mr. Miller if there is a termination of employment by the Corporation without cause, a termination of employment by Mr. Miller for “good reason,” or his death or disability. The Amended Agreement defines “good reason” to mean the occurrence of any of the following, without Mr. Miller’s consent: (1) a material diminution in responsibilities, duties or authority; (2) a material reduction in base salary; (3) mandatory relocation of more than 50 miles; or (4) the Company’s breach of the Amended Agreement or any other material agreement between the Company and Mr. Miller.

The above summary of the amendments to the Original Agreement effected by the Amended Agreement is qualified in its entirety by reference to the text of the Amended Agreement, which is filed herewith as Exhibit 10.1, and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amended and Restated Employment Agreement of Kevin Miller, Chief Financial Officer, Agreement, dated August 19, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

/s/ Kevin S. Miller
KEVIN S. MILLER
Chief Financial and Accounting Officer

Date August 19, 2019

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